UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 1, 2007
Date of Report (Date of Earliest Event Reported)
The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-05749	000000000
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor,
P.O. Box 5049, Boston, Massachusetts		02206-5049
(Address of Principal Executive Offices)		(Zip Code)
1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the Monthly Insight Report of the Fund’s Listed Investment Manager. Due to imprecise information regarding securities lending income, the total net assets and net asset value as originally reported for October 2007 were incorrect. The revised attached monthly Insight report contains the correct total net assets and net asset value.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 13, 2007

By: /s/ Tim Walsh

Name:	Tim Walsh
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Monthly Insight Report of the Fund’s Listed Investment Manager